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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Central Garden & Pet Company's Registration Statement Nos. 333-09065, 333-01238, 33-96816, 33-89216 and
33-72326 on Forms S-8, Registration Statement No. 333-05261 on Form S-4 and Registration Statement No. 33-86284 on Form S-3 of our report dated November 15, 1996 appearing in this Annual Report on Form 10-K of Central Garden & Pet Company for the year ended September 28, 1996.

DELOITTE & TOUCHE LLP
San Francisco, California
December 13, 1996